Exhibit 32.1
Certification of CEO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, John C. Fortson, President and Chief Executive Officer of Ingevity Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

1. the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 29, 2020

/S/ JOHN C. FORTSON
John C. Fortson
President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)